CNA Financial Corporation
Supplemental Financial Information

June 30, 2021

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2021	2020	Change	2021	2020	Change
Revenues:
Net earned premiums	$2,035	$1,850	10%	$3,997	$3,719	7%
Net investment income	591	534	11	1,095	863	27
Net investment gains (losses)	38	69		95	(147)
Non-insurance warranty revenue	359	308		697	609
Other revenues	6	5		11	13
Total revenues	3,029	2,766	10	5,895	5,057	17
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,546	1,642		3,052	3,067
Amortization of deferred acquisition costs	357	342		716	686
Non-insurance warranty expense	332	285		643	566
Other operating expenses	303	284		587	583
Interest	29	31		57	62
Total claims, benefits and expenses	2,567	2,584	1	5,055	4,964	(2)
Income (loss) before income tax	462	182		840	93
Income tax (expense) benefit	(94)	(31)		(160)	(3)
Net income (loss)	$368	$151	144%	$680	$90	N/M	%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2021	2020	2021	2020
Components of Income (Loss)
Core income (loss)	$341	$99	$604	$207
Net investment gains (losses)	27	52	76	(117)
Net income (loss)	$368	$151	$680	$90

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.25	$0.36	$2.21	$0.76
Net investment gains (losses)	0.10	0.19	0.28	(0.43)
Diluted earnings (loss) per share	$1.35	$0.55	$2.49	$0.33

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.9	271.5	271.9	271.5
Diluted	272.8	272.0	272.9	272.3

Return on Equity
Net income (loss) (1)	11.9%	5.5%	10.7%	1.5%
Core income (loss) (2)	11.3	3.4	10.0	3.5
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	June 30, 2021	December 31, 2020
Total investments	$50,265	$50,293
Reinsurance receivables, net of allowance for uncollectible receivables	5,198	4,457
Total assets	66,207	64,026
Insurance reserves	42,357	41,143
Debt	2,777	2,776
Total liabilities	53,539	51,319
Accumulated other comprehensive income (loss) (1)	509	803
Total stockholders' equity	12,668	12,707

Book value per common share	$46.69	$46.82
Book value per common share excluding AOCI	$44.81	$43.86

Outstanding shares of common stock (in millions of shares)	271.3	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,929	$10,708

Three Months Ended June 30	2021	2020
Net cash flows provided (used) by operating activities	$603	$438
Net cash flows provided (used) by investing activities	(610)	(612)
Net cash flows provided (used) by financing activities	(120)	(101)
Net cash flows provided (used) by operating, investing and financing activities	$(127)	$(275)

Six Months Ended June 30	2021	2020
Net cash flows provided (used) by operating activities	$685	$650
Net cash flows provided (used) by investing activities	(202)	475
Net cash flows provided (used) by financing activities	(441)	(776)
Net cash flows provided (used) by operating, investing and financing activities	$42	$349
(1) As of June 30, 2021 and December 31, 2020, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,635 million and $2,773 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2021 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$3,403	$3,165	8%		$6,653	$6,248	6%
Gross written premiums ex. 3rd party captives	2,296	2,132	8		4,566	4,239	8
Net written premiums	1,909	1,930	(1)		3,846	3,793	1

Net earned premiums	1,909	1,724	11		3,751	3,466	8
Net investment income	322	308			601	421
Non-insurance warranty revenue	359	308			697	609
Other revenues	6	5			11	14
Total operating revenues	2,596	2,345	11		5,060	4,510	12
Insurance claims and policyholders' benefits	1,193	1,304			2,420	2,424
Amortization of deferred acquisition costs	357	342			716	686
Non-insurance warranty expense	332	285			643	566
Other insurance related expenses	246	236			466	468
Other expenses	20	20			35	52
Total claims, benefits and expenses	2,148	2,187	2		4,280	4,196	(2)
Core income (loss) before income tax	448	158			780	314
Income tax (expense) benefit on core income (loss)	(97)	(33)			(166)	(68)
Core income (loss)	$351	$125	181%		$614	$246	150%

Other Performance Metrics
Underwriting gain (loss)	$113	$(158)	172%		$149	$(112)	N/M	%

Loss & LAE ratio	62.1%	75.3%	13.2	pts	64.2%	69.6%	5.4	pts
Expense ratio	31.6	33.6	2.0		31.5	33.2	1.7
Dividend ratio	0.3	0.3	—		0.3	0.4	0.1
Combined ratio	94.0%	109.2%	15.2	pts	96.0%	103.2%	7.2	pts
Combined ratio excluding catastrophes and development	91.4%	93.2%	1.8	pts	91.6%	93.4%	1.8	pts

Net accident year catastrophe losses incurred	$54	$301			$179	$376
Effect on loss & LAE ratio	2.8%	17.5%	14.7	pts	4.7%	10.9%	6.2	pts

Net prior year development and other: (favorable) / unfavorable	$(1)	$(25)			$(12)	$(36)
Effect on loss & LAE ratio	(0.2)%	(1.5)%	(1.3)	pts	(0.3)%	(1.1)%	(0.8)	pts

Rate	10%	11%	(1)	pts	10%	10%	—	pts
Renewal premium change	10%	11%	(1)	pts	10%	10%	—	pts
Retention	81%	83%	(2)	pts	82%	82%	—	pts
New business	$393	$356	10%		$786	$696	13%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$1,903	$1,762	8%		$3,697	$3,476	6%
Gross written premiums ex. 3rd party captives	897	811	11		1,713	1,552	10
Net written premiums	786	742	6		1,528	1,436	6

Net earned premiums	762	705	8		1,497	1,390	8
Net investment income	134	133			251	189
Non-insurance warranty revenue	359	308			697	609
Other revenues	—	—			—	1
Total operating revenues	1,255	1,146	10		2,445	2,189	12
Insurance claims and policyholders' benefits	440	509			868	915
Amortization of deferred acquisition costs	159	153			313	304
Non-insurance warranty expense	332	285			643	566
Other insurance related expenses	71	73			141	142
Other expenses	12	10			23	23
Total claims, benefits and expenses	1,014	1,030	2		1,988	1,950	(2)
Core income (loss) before income tax	241	116			457	239
Income tax (expense) benefit on core income (loss)	(53)	(26)			(99)	(53)
Core income (loss)	$188	$90	109%		$358	$186	92%

Other Performance Metrics
Underwriting gain (loss)	$92	$(30)	N/M	%	$175	$29	N/M	%

Loss & LAE ratio	57.7%	72.0%	14.3	pts	57.9%	65.6%	7.7	pts
Expense ratio	30.0	32.0	2.0		30.2	32.1	1.9
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	87.9%	104.2%	16.3	pts	88.3%	97.9%	9.6	pts
Combined ratio excluding catastrophes and development	89.2%	92.1%	2.9	pts	89.6%	92.0%	2.4	pts

Net accident year catastrophe losses incurred	$1	$105			$6	$113
Effect on loss & LAE ratio	—%	15.0%	15.0	pts	0.3%	8.2%	7.9	pts

Net prior year development and other: (favorable) / unfavorable	$(10)	$(20)			$(25)	$(31)
Effect on loss & LAE ratio	(1.3)%	(2.9)%	(1.6)	pts	(1.6)%	(2.3)%	(0.7)	pts

Rate	11%	12%	(1)	pts	11%	11%	—	pts
Renewal premium change	10%	13%	(3)	pts	10%	12%	(2)	pts
Retention	85%	86%	(1)	pts	86%	85%	1	pts
New business	$121	$96	26%		$224	$170	32%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$1,161	$1,126	3%		$2,274	$2,188	4%
Gross written premiums ex. 3rd party captives	1,060	1,044	2		2,171	2,103	3
Net written premiums	831	949	(12)		1,791	1,899	(6)

Net earned premiums	881	795	11		1,736	1,613	8
Net investment income	174	161			322	203
Other revenues	5	5			10	13
Total operating revenues	1,060	961	10		2,068	1,829	13
Insurance claims and policyholders' benefits	594	619			1,238	1,179
Amortization of deferred acquisition costs	148	147			301	291
Other insurance related expenses	136	124			251	251
Other expenses	11	12			20	18
Total claims, benefits and expenses	889	902	1		1,810	1,739	(4)
Core income (loss) before income tax	171	59			258	90
Income tax (expense) benefit on core income (loss)	(34)	(10)			(52)	(18)
Core income (loss)	$137	$49	180%		$206	$72	186%

Other Performance Metrics
Underwriting gain (loss)	$3	$(95)	103%		$(54)	$(108)	50%

Loss & LAE ratio	66.7%	77.4%	10.7	pts	70.7%	72.4%	1.7	pts
Expense ratio	32.3	33.9	1.6		31.8	33.6	1.8
Dividend ratio	0.6	0.6	—		0.6	0.6	—
Combined ratio	99.6%	111.9%	12.3	pts	103.1%	106.6%	3.5	pts
Combined ratio excluding catastrophes and development	93.0%	93.2%	0.2	pts	92.8%	93.9%	1.1	pts

Net accident year catastrophe losses incurred	$51	$151			$166	$208
Effect on loss & LAE ratio	5.8%	19.0%	13.2	pts	9.6%	12.8%	3.2	pts

Net prior year development and other: (favorable) / unfavorable	$10	$(2)			$14	$(2)
Effect on loss & LAE ratio	0.8%	(0.3)%	(1.1)	pts	0.7%	(0.1)%	(0.8)	pts

Rate	8%	10%	(2)	pts	9%	9%	—	pts
Renewal premium change	10%	9%	1	pts	9%	9%	—	pts
Retention	81%	84%	(3)	pts	82%	85%	(3)	pts
New business	$201	$198	2%		$412	$396	4%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2021	2020	Change		2021	2020	Change
Gross written premiums	$339	$277	22%		$682	$584	17%
Net written premiums	292	239	22		527	458	15

Net earned premiums	266	224	19		518	463	12
Net investment income	14	14			28	29
Other revenues	1	—			1	—
Total operating revenues	281	238	18		547	492	11
Insurance claims and policyholders' benefits	159	176			314	330
Amortization of deferred acquisition costs	50	42			102	91
Other insurance related expenses	39	39			74	75
Other expenses	(3)	(2)			(8)	11
Total claims, benefits and expenses	245	255	4		482	507	5
Core income (loss) before income tax	36	(17)			65	(15)
Income tax (expense) benefit on core income (loss)	(10)	3			(15)	3
Core income (loss)	$26	$(14)	N/M	%	$50	$(12)	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$18	$(33)	155%		$28	$(33)	185%

Loss & LAE ratio	59.5%	78.6%	19.1	pts	60.5%	71.3%	10.8	pts
Expense ratio	33.5	36.7	3.2		33.9	36.1	2.2
Dividend ratio	—	—	—		—	—	—
Combined ratio	93.0%	115.3%	22.3	pts	94.4%	107.4%	13.0	pts
Combined ratio excluding catastrophes and development	92.5%	96.6%	4.1	pts	93.2%	96.2%	3.0	pts

Net accident year catastrophe losses incurred	$2	$45			$7	$55
Effect on loss & LAE ratio	0.8%	19.9%	19.1	pts	1.4%	11.9%	10.5	pts

Net prior year development and other: (favorable) / unfavorable	$(1)	$(3)			$(1)	$(3)
Effect on loss & LAE ratio	(0.3)%	(1.2)%	(0.9)	pts	(0.2)%	(0.7)%	(0.5)	pts

Rate	13%	15%	(2)	pts	13%	12%	1	pts
Renewal premium change	14%	10%	4	pts	13%	9%	4	pts
Retention	77%	74%	3	pts	75%	72%	3	pts
New business	$71	$62	15%		$150	$130	15%

Life & Group - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2021	2020	2021	2020
Net earned premiums	$126	$126	$246	$253
Net investment income	265	206	484	414
Other revenues	(1)	—	—	—
Total operating revenues	390	332	730	667
Insurance claims and policyholders' benefits	322	304	603	620
Other insurance related expenses	25	25	50	51
Other expenses	2	—	4	3
Total claims, benefits and expenses	349	329	657	674
Core income (loss) before income tax	41	3	73	(7)
Income tax (expense) benefit on core income (loss)	2	11	6	25
Core income (loss)	$43	$14	$79	$18

Corporate & Other - Results of Operations

Periods ended June 30	Three Months		Six Months
(In millions)	2021	2020	2021	2020
Net earned premiums	$—	$—	$—	$—
Net investment income	4	20	10	28
Other revenues	1	—	—	(1)
Total operating revenues	5	20	10	27
Insurance claims and policyholders' benefits	31	34	29	23
Other insurance related expenses	—	(1)	10	(1)
Other expenses	39	35	79	72
Total claims, benefits and expenses	70	68	118	94
Core income (loss) before income tax	(65)	(48)	(108)	(67)
Income tax (expense) benefit on core income (loss)	12	8	19	10
Core income (loss)	$(53)	$(40)	$(89)	$(57)

Investment Summary - Consolidated

	June 30, 2021		March 31, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,392	$3,118	$23,690	$2,573	$24,352	$3,556
States, municipalities and political subdivisions:
Tax-exempt	8,285	1,221	8,273	1,161	8,499	1,311
Taxable	3,581	520	3,327	398	3,093	552
Total states, municipalities and political subdivisions	11,866	1,741	11,600	1,559	11,592	1,863
Asset-backed:
RMBS	3,426	89	3,283	68	3,587	145
CMBS	2,135	84	1,988	52	1,967	51
Other ABS	2,415	81	2,345	64	2,251	72
Total asset-backed	7,976	254	7,616	184	7,805	268
U.S. Treasury and obligations of government-sponsored enterprises	137	(5)	132	(6)	338	(1)
Foreign government	539	21	529	21	544	32
Redeemable preferred stock	—	—	12	—	—	—
Total fixed maturity securities	44,910	5,129	43,579	4,331	44,631	5,718
Equities:
Common stock	214	—	198	—	195	—
Non-redeemable preferred stock	819	—	786	—	797	—
Total equities	1,033	—	984	—	992	—
Limited partnership investments	1,781	—	1,654	—	1,619	—
Other invested assets	70	—	77	—	76	—
Mortgage loans	1,006	—	1,043	—	1,068	—
Short term investments	1,465	—	1,334	—	1,907	—
Total investments	$50,265	$5,129	$48,671	$4,331	$50,293	$5,718

Net receivable/(payable) on investment activity	$(103)		$(81)		$22

Effective duration (in years)	6.6		6.5		6.3
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2021		March 31, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$15,349	$1,048	$15,128	$913	$15,560	$1,348
States, municipalities and political subdivisions:
Tax-exempt	1,696	106	1,667	85	1,711	114
Taxable	1,761	99	1,581	50	1,286	110
Total states, municipalities and political subdivisions	3,457	205	3,248	135	2,997	224
Asset-backed:
RMBS	3,361	86	3,221	64	3,507	140
CMBS	2,056	80	1,908	48	1,879	46
Other ABS	2,200	64	2,149	51	2,056	52
Total asset-backed	7,617	230	7,278	163	7,442	238
U.S. Treasury and obligations of government-sponsored enterprises	116	(4)	113	(3)	327	(1)
Foreign government	525	19	515	19	529	29
Redeemable preferred stock	—	—	12	—	—	—
Total fixed maturity securities	27,064	1,498	26,294	1,227	26,855	1,838
Equities:
Common stock	214	—	198	—	195	—
Non-redeemable preferred stock	172	—	188	—	202	—
Total equities	386	—	386	—	397	—
Limited partnership investments	986	—	915	—	896	—
Other invested assets	70	—	77	—	76	—
Mortgage loans	759	—	795	—	782	—
Short term investments	1,392	—	1,280	—	1,772	—
Total investments	$30,657	$1,498	$29,747	$1,227	$30,778	$1,838

Net receivable/(payable) on investment activity	$(88)		$(96)		$10

Effective duration (in years)	4.9		4.9		4.5
Weighted average rating	A-		A-		A

Investment Summary - Life & Group

	June 30, 2021		March 31, 2021		December 31, 2020
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$9,043	$2,070	$8,562	$1,660	$8,792	$2,208
States, municipalities and political subdivisions:
Tax-exempt	6,589	1,115	6,606	1,076	6,788	1,197
Taxable	1,820	421	1,746	348	1,807	442
Total states, municipalities and political subdivisions	8,409	1,536	8,352	1,424	8,595	1,639
Asset-backed:
RMBS	65	3	62	4	80	5
CMBS	79	4	80	4	88	5
Other ABS	215	17	196	13	195	20
Total asset-backed	359	24	338	21	363	30
U.S. Treasury and obligations of government-sponsored enterprises	21	(1)	19	(3)	11	—
Foreign government	14	2	14	2	15	3
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	17,846	3,631	17,285	3,104	17,776	3,880
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	647	—	598	—	595	—
Total equities	647	—	598	—	595	—
Limited partnership investments	795	—	739	—	723	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	247	—	248	—	286	—
Short term investments	73	—	54	—	135	—
Total investments	$19,608	$3,631	$18,924	$3,104	$19,515	$3,880

Net receivable/(payable) on investment activity	$(15)		$15		$12

Effective duration (in years)	9.3		9.1		9.2
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2021	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$40	$1	$498	$43	$5,253	$692	$16,549	$2,257	$2,052	$125	$24,392	$3,118
States, municipalities and political subdivisions	—	—	3,048	380	5,686	817	2,648	483	470	60	14	1	11,866	1,741
Asset-backed:
RMBS	3,022	64	161	1	13	—	64	6	20	1	146	17	3,426	89
CMBS	3	—	369	20	868	49	271	9	467	4	157	2	2,135	84
Other ABS	—	—	108	3	110	1	1,116	23	1,024	52	57	2	2,415	81
Total asset-backed	3,025	64	638	24	991	50	1,451	38	1,511	57	360	21	7,976	254
U.S. Treasury and obligations of government-sponsored enterprises	137	(5)	—	—	—	—	—	—	—	—	—	—	137	(5)
Foreign government	—	—	140	3	283	10	88	6	28	2	—	—	539	21
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$3,162	$59	$3,866	$408	$7,458	$920	$9,440	$1,219	$18,558	$2,376	$2,426	$147	$44,910	$5,129

Percentage of total fixed maturity securities	7%		9%		17%		21%		41%		5%		100%

Components of Net Investment Income

Periods ended June 30	Consolidated
	Three Months		Six Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$356	$360	$715	$731
Tax-exempt fixed income securities	79	80	159	158
Total fixed income securities	435	440	874	889
Limited partnership and common stock investments	156	84	217	(41)
Other, net of investment expense	—	10	4	15
Net investment income	$591	$534	$1,095	$863

Effective income yield for fixed income securities portfolio	4.3%	4.6%	4.4%	4.6%
Limited partnership and common stock return	8.3	5.0	12.1	(2.3)

	Property & Casualty and Corporate & Other
Periods ended June 30
	Three Months		Six Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$220	$225	$445	$459
Tax-exempt fixed income securities	13	8	25	13
Total fixed income securities	233	233	470	472
Limited partnership and common stock investments	91	84	133	(41)
Other, net of investment expense	2	11	8	18
Net investment income	$326	$328	$611	$449

Effective income yield for fixed income securities portfolio	3.7%	4.0%	3.7%	4.0%

Periods ended June 30	Life & Group
	Three Months		Six Months
(In millions)	2021	2020	2021	2020
Taxable fixed income securities	$136	$135	$270	$272
Tax-exempt fixed income securities	66	72	134	145
Total fixed income securities	202	207	404	417
Limited partnership and common stock investments	65	—	84	—
Other, net of investment expense	(2)	(1)	(4)	(3)
Net investment income	$265	$206	$484	$414

Effective income yield for fixed income securities portfolio	5.5%	5.5%	5.5%	5.6%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,916	$8,449	$2,142	$16,507	$3,726	$2,823	$23,056
Ceded	921	792	290	2,003	128	2,570	4,701
Net	4,995	7,657	1,852	14,504	3,598	253	18,355

Net incurred claim & claim adjustment expenses	439	588	159	1,186	248	43	1,477
Net claim & claim adjustment expense payments	(313)	(438)	(117)	(868)	(229)	(17)	(1,114)
Foreign currency translation adjustment and other	1	(1)	12	12	14	1	27

Claim & claim adjustment expense reserves, end of period
Net	5,122	7,806	1,906	14,834	3,631	280	18,745
Ceded	1,056	727	319	2,102	123	2,510	4,735
Gross	$6,178	$8,533	$2,225	$16,936	$3,754	$2,790	$23,480

Six months ended June 30, 2021 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,748	$8,250	$2,091	$16,089	$3,743	$2,874	$22,706
Ceded	850	775	269	1,894	128	1,983	4,005
Net	4,898	7,475	1,822	14,195	3,615	891	18,701

Reduction of net reserves due to Excess Workers' Compensation Loss Portfolio Transfer	—	—	—	—	—	(632)	(632)
Net incurred claim & claim adjustment expenses	866	1,228	314	2,408	496	43	2,947
Net claim & claim adjustment expense payments	(642)	(897)	(231)	(1,770)	(473)	(23)	(2,266)
Foreign currency translation adjustment and other	—	—	1	1	(7)	1	(5)

Claim & claim adjustment expense reserves, end of period
Net	5,122	7,806	1,906	14,834	3,631	280	18,745
Ceded	1,056	727	319	2,102	123	2,510	4,735
Gross	$6,178	$8,533	$2,225	$16,936	$3,754	$2,790	$23,480

Life & Group Policyholder Reserves

June 30, 2021
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,877	$9,870	$12,747
Structured settlement annuities	533	—	533
Other	10	—	10
Total	3,420	9,870	13,290
Shadow adjustments	211	3,125	3,336
Ceded reserves	123	290	413
Total gross reserves	$3,754	$13,285	$17,039

December 31, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,844	$9,762	$12,606
Structured settlement annuities	543	—	543
Other	10	—	10
Total	3,397	9,762	13,159
Shadow adjustments	218	3,293	3,511
Ceded reserves	128	263	391
Total gross reserves	$3,743	$13,318	$17,061

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment primarily includes the results of long term care businesses that are in run-off.
•Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution, excess workers' compensation and legacy mass tort. Intersegment eliminations are also included in this segment.
•Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2020 Form 10-K for further discussion of this non-GAAP financial measure.
•Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.
•This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful